POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Melanie

Mock, Brandi Galvin Morandi, and Monica Volta, signing singly, the undersigned's true and lawful attorney-in-fact to:  1.

execute for and on behalf of the undersigned's capacity as an officer and/or director of Equinix, Inc.

(the "Company") Forms 3, 4 or 5 and any amendments thereto and in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; and 2.  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Forms 3, 4 or 5 and any amendments thereto and the timely filing of such forms with the

United States Securities and Exchange Commission and any stock exchange or similar authority.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this

31st day of August, 2005.

/s/ Keith Taylor

Signature

Keith Taylor

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